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Investor Presentation

January 2013

Forward-Looking Statements

Information contained in this presentation may contain forward-looking statements, including, but not limited to: PositiveID's ability to participate in the BioWatch Generation 3 opportunity; the expectation that Easy Check and GlucoChip will eliminate the patient's need to prick his/her finger multiple times per day, the expectation that GlucoChip will have a one-year life span, and the development timeline provided for Easy Check and GlucoChip. These forward-looking statements are not statements of historical fact and represent only PositiveID Corporation's beliefs regarding future performance, which is inherently uncertain. There are a variety of factors, many of which are beyond the control of PositiveID Corporation, which affect operations, performance, business strategy and results and could cause actual results and experience to differ materially from the expectations and objectives expressed in any forward-looking statements. Additional information about these and other factors that could affect PositiveID Corporation's business is set forth in PositiveID Corporation's various filings with the Securities and Exchange Commission, including those set forth in PositiveID Corporation's Form 10-K filed on March 28, 2012, as amended on May 4, 2012, and 10-Qs filed on November 16, 2012, August 20, 2012, as amended on September 12, 2012, and May 14, 2012, under the caption "Risk Factors." PositiveID Corporation undertakes no obligation to update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this statement or to reflect the occurrence of unanticipated events, except as required by law.





Mission Statement

"PositiveID Corporation (OTCBB: PSID) is an emerging growth company and developer of airborne bio-threat detection systems for America's homeland defense industry, as well as advanced technologies for rapid medical testing and diabetes management. We are dedicated to producing industry-leading technology and long-term value for our stockholders."

William J. Caragol, Chairman and CEO





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Vital Statistics

PositiveID Corporation



- Stock Symbol: PSID
- Industry: Biotechnology/Defense
- Recent Price: $0.02
- 52-Week Range: $0.01 to $0.19
- Volume (3-month avg): 2,000,000
- Shares Outstanding: 243 million
- Market Cap: $5.0 million
- Fiscal Year: December 31
- Headquarters: Delray Beach, FL



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PositiveID Summary

- PositiveID Corporation develops molecular diagnostic systems focused on airborne bio-threat detection and rapid medical testing, and unique medical devices focused on diabetes management
- Key Products:
  - Molecular Diagnostic Systems
    - **M-BAND** – one of only two known devices that can fill the US government's need for automatic detection of airborne bio-threats
    - **Dragonfly** – disposable cartridge for biological sample processing and detection (rapid PCR) for clinical and biodefense applications
  - Diabetes Management
    - **Easy Check** – non-invasive breath detection of glucose levels
    - **GlucoChip** – implantable RFID glucose-sensing microchip; continuous glucose monitoring





M-BAND Overview

- M-BAND Integrated Pathogen Detection Systems
  - One of only two known systems that meets the US government's need to automatically check for airborne bio-threats
  - Aerosol monitors use fully integrated systems with sample collection, processing and detection modules and then transmit results in aggregate
  - Each module is fully functional and adaptable
  - Protected by a portfolio of more than 30 key patents and patents pending
  - Includes patent 7,858,366 for Integrated Airborne Substance Collection and Detection


M-BAND





M-BAND Market Opportunity

- BioWatch – M-BAND
  - Total value of BioWatch opportunity is $3.1 billion over five years to monitor our nation's cities
  - Acquisition of biodetectors and replenishment is expected to be 30-40% of total procurement
  - Net margins of 15-20% expected
  - Recurring revenue from monthly reagent replenishment
  - Stage 1 RFP totaling $89 million expected in early 2013
- Other opportunities
  - PositiveID has submitted or in-process bids for other opportunities including with HHS, DHS, DTRA (Army) and NASA







Recent Development – Boeing License

- Deal Terms
  - A License Agreement and a Teaming Agreement with The Boeing Company
  - Boeing becomes the exclusive manufacturer and distributor of M-BAND units (in North America – except SAIC contract with DTRA) – Exclusive for the $3.1B BioWatch Gen-3 contract, expected beginning in 2013
  - PositiveID is exclusive provider of **monthly** reagents/assays to Boeing for any M-BAND units built and sold
  - Boeing pays PositiveID $2.5 million license fee in December 2012-April 2013
- Why It Is Important
  - PositiveID teams with Boeing, a Fortune 50 company, with significant presence in DHS and DoD, and experience in large system implementation
  - PositiveID maintains position as the exclusive provider of reagents and assays
  - PositiveID maintains full rights to M-BAND and monthly reagents/assays in SAIC/DTRA contract, Europe, Asia, Middle East
  - Recurring revenue from reagents/assays will provide PositiveID a long-term annuity
- PositiveID Market Opportunity
  - BioWatch Gen-3 procurement anticipates 2,500 units to be deployed over 2013-2017; the 2,500 units will require monthly reagent/assay replacement (the "razor blade")
  - 2,500 units will provide recurring revenue base of between $90-120M revenue annually at 15-20% margins
  - The U.S. market non-BioWatch (bases and embassies) should be of like size to BioWatch
  - Europe/Asia/Middle East markets could be significantly larger than U.S. market



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M-BAND Modules


Single Board Computer
Archive
Air Conditioner
Toxin
PCR
Uninterruptable Power Supply
Sample Prep
Air Collector
Reagent Chiller
Reagent Bay
Additional Reagents

M-BAND Differentiators

- Key Technologies:
  - Multiplexed assays
  - Networked, remotely operating
  - Cell lysis, nucleic acid purification
  - Homogeneous, Taqman® PCR
  - Monoclonal antibody-based toxin detection
- Product Differentiators:
  - Rapid confirmation
  - High sensitivity
  - Fully autonomous operation
  - Complete integration of sample collection through toxin and pathogen detection



Dragonfly Overview

- Dragonfly Integrated Diagnostic Systems
  - Microfluidic cartridges for biological sample processing and detection
  - Includes differential extraction cartridges, sample processing and amplification
  - For biodefense applications and clinical sample processing and detection
  - Patents include Differential Extraction Cartridge and Sample Prep Apparatus: 7,491,527; 7,553,647; 7,553,647 B2; and 8,133,451


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Dragonfly Differentiators

- Key Technologies:
  - Rapid PCR amplification & automated fluidics
  - Fluorescent detection
  - Microfluidic disposable cartridges
  - Rapid cell lysis, nucleic acid purification
- Product Differentiators:
  - Fast results with high integrity
  - Affordable, disposable, portable
  - Automated and easy to use
  - Small operating footprint
- Applications:
  - Environmental bacteria, e.g. E. coli
  - Clinical samples, e.g. HPV
  - Antibiotic-resistant bacteria, e.g. MRSA
  - Biothreat agents and forensic applications









Easy Check Overview

- Easy Check™ is a non-invasive glucose detection system that measures acetone and ketone levels in a patient's exhaled breath
  - The association between acetone levels in the breath and glucose is well documented
- Patent pending, handheld, battery-operated, portable, easy-to-use device that includes:
  - Advanced laser optical sensor, state-of-the-art microprocessor, patent-pending chemical sensors
- The goal: patient exhales into the device to test glucose and ketone levels without a blood sample, as required by existing glucometers


126 mg/dL
OK

Easy Check Development

- Utilizes single-use capsule containing proprietary reagent that is used for a chemical reaction that is measured and correlated to glucose levels and ketones
- Preliminary lab tests reveal positive results within industry standards for glucometers set forth by:
  - The National Committee of Clinical Laboratory Standards and the International Organization for Standardization (ISO)
- Could eliminate a patient's need to prick his/her finger multiple times a day to get glucose readings
- Clinical study underway at Schneider Children's Medical Center of Israel led by world renowned endocrinologist Dr. Moshe Philip







Easy Check Lab Test

Lab test compares Easy Check to a standard glucometer


Easy Check 1.2 Lab Test
mg/dL
300
250
200
150
100
50
0
09:30
01:00
02:00
03:00
12:30
01:00
02:00
03:00
12:30
01:00
02:00
03:00
Day 1
Day 2
Day 3
Hours After Meal
Glucometer
Easy Check



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Easy Check Market Opportunity

- Assumptions
  - Total market size equals 25 million diabetics in the U.S.
  - End user sale price of $100 device
  - Replaceable single-use cartridge at $1.00 each
  - Five readings/day = over 1,800 readings/year
- Timeline
  - First human clinical studies launched in 2012
  - Commercial prototype development in 2013
  - Statistical and qualitative analysis of data from initial clinical study in 1H 2013

Annual recurring revenue @ one reading/day



$456
$913
$2,281
$4,563
5%
10%
25%
50%
Market penetration*

Annual recurring revenue @ five readings/day



$2,281
$4,563
$11,406
$22,813
5%
10%
25%
50%
Market penetration*

* Does not include any assumption of growth in diabetic market.
All amounts in millions of USD on an annual basis



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GlucoChip™ Overview

- In vivo glucose-sensing RFID microchip, the GlucoChip™, based on PositiveID's Patent No. 7,125,382 for Embedded Bio-Sensor System and Receptors' patented CARA™ platform
- Filed additional patent covering an RF-powered resonant electromechanical drive for continuous detection of glucose levels in a patient
- GlucoChip will lie completely under the skin to provide continuous glucose sensing; communicates glucose levels to an external scanner
- Phase II development completed – successfully developed and tested a fully synthetic, stable, selective sensing system that is responsive to glucose in human plasma
- Development of a glucose-sensing system is a critical step in the development of an artificial pancreas





GlucoChip Design

Integrated sensor device design



BLOODSTREAM GLUCOSE
BIOCOMPATABLE MEMBRANE
COMPETITION SIGNALING COMPONENT
GLUCOSE BINDING ENVIRONMENT
SIGNAL TRANSDUCTION AND RFID ELECTRONICS

Components of the sensing/communication device



Glucose Sensor Complete Assembly – Mass Detection Type
Bloodstream Glucose
Biocompatible membrane
Competition / Signaling Component
Glucose Binding Environment (Receptors in crystal)
Reference Environment (No receptors)
Mass Signal Detection
ASIC
Application Specific Integrated Circuit (electrical sensor circuitry)
Antenna coil (RFID enabled communication)
SENSING SYSTEM
SENSOR ELECTRONICS





GlucoChip Market Opportunity

- Assumptions
  - Total market size equals 25 million diabetics in the U.S.
  - End user sale price of $90 per device
  - Estimated one-year life of device
  - No sales of scanners or other revenue streams assumed

  (Device sales in $ millions on annual basis)

- Timeline
  - Membrane diffusion and biocompatibility testing ongoing; results expected in 1H 2013
  - Sensor optimization and development of MEMS/ASIC in 2013
  - Animal testing and commercial partner targeted for late 2013

Total market size for device sales



$113
$225
$563
$1,125
5%
10%
25%
50%
Market penetration*

*Does not include any assumption of growth in diabetic market.





Balance Sheet

(in 000s)	9/30/2012		12/31/2011	
Assets				
Current assets:				
Cash and cash equivalents	$	186	$	28
Other current assets		108		82
Total current assets		**294**		**110**
Property and equipment, net		29		44
Prepaid tax advance to Stanley		738		-
Goodwill		510		510
Intangibles		1,081		1,385
Other Assets		38		417
Total assets	**$**	**2,690**	**$**	**2,466**
Liabilities and Stockholders' Equity (Deficit)				
Current liabilities:				
Accounts payable	$	1,259	$	1,020
Accrued expenses and other current liabilities		1,767		1,775
Current portion of liability to Stanley		569		-
Short term debt		272		-
Warrant liability		49		-
Note payable		850		-
Accrued preferred stock dividends payable		84		24
Total current liabilities		**4,850**		**2,819**
Liability to Stanley		491		-
Contingent earnout liability		615		538
Stock obligation to related party		274		4,879
Total stockholders' equity (deficit)		**(3,540)**		**(5,770)**
Total liabilities and stockholders' equity (deficit)	**$**	**2,690**	**$**	**2,466**





Cap Structure

(Shares in thousands)		Ownership %	
	Current	**Basic**	**Fully Dil.**
Common Shares	242,886	100.0%	81.4%
Convertible Debt and Preferred	35,000		11.7%
Stock Options	13,487		4.5%
Warrants	7,135		2.4%
total diluted shares	55,622		18.6%
Fully Diluted	298,508		100.0%



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Investment Highlights

- Patented and patent-pending technologies addressing large markets with significant unmet demand for new products
- Unique positioning as one of only two technologies capable of addressing the requirements of BioWatch Generation 3, Phase II
- Exclusive license to Boeing to manufacture and distribute M-BAND for BioWatch Gen-3 with payment to PositiveID of $2.5 million; PositiveID will provide monthly reagents/assays for M-BAND units
- Significant $3.1 billion BioWatch prospect with Stage 1 draft RFP expected to begin in early 2013
- Strong management and outstanding scientists with proven track record
- Successful development of a glucose-sensing system, an integral component of a closed loop artificial pancreas
- Easy Check clinical studies commenced in 2012



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Thank You!

Contact:

PositiveID Corporation
Allison Tomek
561-805-8000
atomek@positiveidcorp.com

